EXCHEQUER

A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND VARIABLE
ANNUITY CONTRACT
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account A1

Supplement dated November 3, 2006, to the prospectus dated May 1, 1998, as supplemented. Please read it carefully and keep it with your prospectus for future reference.
_________________________________________________________________________________________

Information about the ING FMR® Earnings Growth Portfolio is amended as follows:

Effective November 6, 2006, the ING FMR® Earnings Growth Portfolio will be renamed the ING FMR®
Large Cap Growth Portfolio. Accordingly, all references to ING FMR® Earnings Growth Portfolio (Class I)
are to be replaced with ING FMR® Large Cap Growth Portfolio (Class I).

Information about the ING JPMorgan Small Cap Equity Portfolio is amended as follows:

Effective November 6, 2006, the ING JPMorgan Small Cap Equity Portfolio will be renamed the ING
JPMorgan Small Cap Core Equity Portfolio. Accordingly, all references to ING JPMorgan Small Cap
Equity Portfolio (Class I) are to be replaced with ING JPMorgan Small Cap Core Equity Portfolio (Class I).

Information about the ING Mercury Large Cap Value Portfolio is amended as follows:

Effective November 6, 2006, the ING Mercury Large Cap Value Portfolio will be renamed ING BlackRock
Large Cap Value Portfolio and BlackRock Investment Management, LLC will replace Mercury Advisors as subadviser. Accordingly, all references to ING Mercury Large Cap Value Portfolio (Class I) are to be
replaced with ING BlackRock Large Cap Value Portfolio (Class I) and the prospectus supplement dated
April 29, 2005, is to be revised to reflect the new subadvisory arrangement. In the Exchequer variable annuity Contract this Investment Division is closed to new investors and to new investment by existing investors.

141310	Page 1 of 1	November 2006